UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 12, 2008
                                  -------------

                        CROSS ATLANTIC COMMODITIES, INC.
                        --------------------------------
             (Exact name of registrant as specified in its charter)

           Nevada                  333-1311294                76-0768756
----------------------------    -----------------     --------------------------
(State of other jurisdiction       (Commission              (IRS Employer
      of incorporation)            File Number)           Identification No.)




    4581 Weston Road, Suite #273,
             Weston, FL                                         33331
--------------------------------------                --------------------------
   (Address of principal executive                           (Zip Code)
              offices)

               Registrant's telephone number, including area code:
                                 (954) 678-0698
                                 --------------

         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01     Other Events.
              ------------

Due to an administrative error, the Registrant erroneously filed a Form 15 on June 12, 2008 with the Securities and Exchange Commission ("SEC") to deregister its shares of common stock, $0.001 par value, under the Securities Exchange Act of 1934, as amended. In immediate response to this administrative error, on June 12, 2008, the Registrant filed with the SEC an Amended Form 15 withdrawing the original Form 15 filed with the Commission earlier on June 12, 2008.

The Registrant was not required to file any reports with the Commission between the date of filing of the original and amended Forms 15. The Registrant will continue to comply with the periodic reporting requirements of the Securities Exchange Act of 1934, as amended, so long as they are applicable.




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: June 12, 2008                      CROSS ATLANTIC COMMODITIES, INC.

                                         By:  /s/ JORGE BRAVO
                                              -------------------------------
                                              Jorge Bravo
                                              President & CEO